UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

Energy Recovery, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr. San Leandro, CA 94577

(Address if Principal Executive Offices)(Zip Code)

510-483-7370

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 3, 2013, the Compensation Committee of the Board of Directors of Energy Recovery, Inc. (the “Company”) approved the Annual Incentive Plan (the “Plan”) for 2013. The Plan includes the following performance characteristics:

●	Full funding of the bonus pool (the “Targeted Annual Bonus Pool”) requires the Company to achieve its approved budget, referred to as the “Performance Target”;
●

For performance below the Minimum Performance Threshold, the Company will fund a bonus pool in a fixed amount established by the Compensation Committee for allocation among certain limited participants who exhibit extraordinary performance;

●	For performance between the Minimum Performance Threshold and the Performance Target, the Company will apply a linear function to determine funding of the bonus pool; and
●

For achieving financial results in excess of the Performance Target, the Company will fund only the Targeted Annual Bonus Pool, unless the Compensation Committee, in its sole discretion, approves a greater amount in recognition of extraordinary performance.

Under the Plan, the amount that would be paid to the executives if the performance goals are met is based on a percentage of their annual base salaries earned for the plan year. The percentage of annual base salary payable at the Minimum Performance Threshold, the Performance Target, and the maximum for each of the executives included as named executives in the Company’s 2012 Proxy Statement filed April 27, 2012 is stated in the table below:

Name	Percent of Annual Base Salary at Minimum Payout (1)	Percent of Annual Base Salary at Target Payout	Percent of Annual Base Salary at Maximum Payout (2)
Thomas S. Rooney, Jr.	−	100%	100%
Alexander J. Buehler	−	60%	60%
Borja Sanchez-Blanco	−	60%	60%

(1)	Amounts not determinable as payout would be allocated among certain limited participants who exhibit extraordinary performance and who may or may not be one of these participants.
(2)	Amount could be higher if the Compensation Committee, in its sole discretion, approves a greater amount in recognition of extraordinary performance.

A copy of the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

Exhibits
10.1	Energy Recovery, Inc. Annual Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

ENERGY RECOVERY, INC.
(Registrant)

Date:	April 8, 2013	/s/ Alexander J. Buehler
Alexander J. Buehler
(Chief Financial Officer)

INDEX TO EXHBITS

Exhibit

Number	Description
10.1	Energy Recovery, Inc. Annual Incentive Plan